UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2019

ACHAOGEN, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36323	68-0533693
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1 Tower Place, Suite 400

South San Francisco, CA 94080

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (650) 800-3636

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	AKAO	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.05 Costs Associated with Exit or Disposal Activities

As previously disclosed, on April 15, 2019, Achaogen, Inc. (the ‘Company’) filed a voluntary petition for bankruptcy protection under Chapter 11 of Title 11 of the United States Bankruptcy Code (‘Chapter 11’). The filing was made in the United States Bankruptcy Court for the District of Delaware (the ‘Court’) (Case No. 19-10844).

In connection with the Chapter 11 process, the Company is terminating approximately 27 of its remaining 30 employees, or approximately 90% of its current workforce, effective June 30, 2019.  The Company estimates that approximately 17 of the terminated employees will continue to advise the Company on a part-time hourly consulting basis. The Company does not expect to incur material employee benefits or severance costs in connection with these terminations. These estimates are subject to a number of assumptions, and actual results may differ. We may also incur additional costs not currently contemplated due to events that may occur as a result of, or that are associated with, the terminations.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Company’s Chapter 11 process, the following members of the Company’s executive team will depart the Company effective as of June 30, 2019:

•Janet Dorling, Chief Product Officer;

•Liz Bhatt, Chief Operating Officer; and

•Gary Loeb, General Counsel, Chief Compliance Officer and Corporate Secretary.

Ms. Bhatt and Mr. Loeb will continue to advise the Company on a part-time hourly consulting basis in a non-officer capacity, each reporting to Blake Wise, Chief Executive Officer.  Mr. Wise will continue in his role as Chief Executive Officer and has additionally been appointed by the Board of Directors of the Company to serve in the roles of President and Secretary.  Nick Campbell of MERU, LLC, Chief Restructuring Officer, will also continue in his role.  The compensation of Mr. Wise and Mr. Campbell remains unchanged.

Item 7.01 Regulation FD Disclosure

On June 28, 2019, the Company filed its monthly operating report (the ‘Monthly Operating Report’) with the Court for the reporting period of May 1 to May 31, 2019, a copy of which is attached hereto as Exhibit 99.1.

Cautionary Note Regarding the Monthly Operating Report

The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Report, which was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company. The Monthly Operating Report is limited in scope and has been prepared solely for the purpose of complying with requirements of the Court. The Monthly Operating Report was not reviewed by independent accountants, is in a format prescribed by applicable bankruptcy laws, and is subject to future adjustment. The financial information in the Monthly Operating Report is not prepared in accordance with accounting principles generally accepted in the United States (‘GAAP’) and, therefore, may exclude items required by GAAP, such as certain reclassifications, eliminations, accruals, valuations and disclosures. The Monthly Operating Report also relates to periods which are different from the historical periods required in the Company’s reports pursuant to the Securities Exchange Act of 1934, as amended (the ‘Exchange Act’).

Limitation on Incorporation by Reference

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 is being furnished for informational purposes only and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing. The filing of this current report (including Exhibit 99.1 attached hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely by Regulation FD.

Cautionary Statements Regarding Trading in the Company’s Securities

The Company’s securityholders are cautioned that trading in the Company’s securities is highly speculative and poses substantial risks during the pendency of the Chapter 11 case. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders thereof in the Company’s Chapter 11 case. Accordingly, the Company urges extreme caution with respect to existing and future investments in its securities.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K and Exhibit 99.1 contains certain statements that are, or may be deemed to be, “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Exchange Act. Statements including words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “target” or similar expressions are forward-looking statements. These statements reflect the Company’s current views, expectations and beliefs concerning future events. In addition, any statements related to the Company’s plans to sell all of its assets pursuant to Chapter 11 of the U.S. Bankruptcy Code; the Company’s intention to continue operations during the Chapter 11 case; the Company’s belief that the sale process will be in the best interest of the Company and its stakeholders; the continued uninterrupted access to the Company’s product during the Chapter 11 proceedings; and other statements regarding the Company’s strategy and future operations, performance and prospects are forward-looking statements. Such plans, expectations and statements are as to future events and are not to be viewed as facts, and reflect various assumptions of management of the Company and are subject to significant business, financial, economic, operating, competitive, litigation and other risks and uncertainties and contingencies (many of which are difficult to predict and beyond the control of the Company) that could cause actual results to differ materially from the statements included herein, including, without limitation: the potential adverse impact of the Chapter 11 filings on the Company’s liquidity and results of operations; changes in the Company’s ability to meet its financial obligations during the Chapter 11 process and to maintain contracts that are critical to its operations; the outcome and timing of the Chapter 11 process and the proposed auction and asset sale; the effect of the Chapter 11 filings and proposed asset sale on the Company’s relationships with vendors, regulatory authorities, employees and other third parties; possible proceedings that may be brought by third parties in connection with the Chapter 11 process or the proposed asset sale; uncertainty regarding obtaining bankruptcy court approval of a sale of the Company’s assets or other conditions to the proposed asset sale; and the timing or amount of any distributions, if any, to the Company’s stakeholders. The inclusion of forward-looking statements should not be regarded as a representation by Achaogen that any of its plans will be achieved. Investors should note that many factors, including those more fully described in the Company’s filings with the Commission (including, but not limited to, its Annual Report on Form 10-K for the year ended December 31, 2018 filed on April 1, 2019 and other filings with the Commission), could affect the Company’s future financial results and could cause actual results to differ materially from those expressed in forward-looking statements, such as those contained in this Current Report on Form 8-K and Exhibit 99.1. The forward-looking statements in this Current Report on Form 8-K and Exhibit 99.1 are qualified by risk factors identified by the Company. These risk factors, individually or in the aggregate, could cause our actual results to differ materially from expected and historical results. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company assumes no obligation to publicly update any forward-looking statements, whether as a result of new information, future developments or otherwise.

Additional Information Regarding the Chapter 11 Case

Additional information about the Chapter 11 case and structured sale process is available through the Company’s claims agent Kurtzman Carson Consultants LLC at www.kccllc.net/achaogen. Information contained on, or that can be accessed through, such web site or the Court’s web site is not part of this Current Report.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
99.1	Monthly Operating Report, dated May 31, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACHAOGEN, INC.

Date: June 28, 2019	By:	/s/ Gary Loeb
Gary Loeb
General Counsel